SEC File No. 333-61831
                          Filed Pursuant to Rule 497(h)

                              PROSPECTUS SUPPLEMENT
                    (To Prospectus Dated September 15, 1998)

                            PILGRIM PRIME RATE TRUST

                    22,397.024 Shares Of Beneficial Interest

                                -----------------

     During the period of January 7, 1999 through January 8, 1999 , Pilgrim Prime Rate Trust (the "Trust") sold 22,397.024 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with Pilgrim Securities, Inc. ("PSI") at a sales price of $9.24 per share.

Gross Proceeds ..................................  $206,948.42
Commission to PSI ...............................  $         0
Net Proceeds to Trust ...........................  $206,948.42

     On January 6, 1999 , the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was 9 3/8.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

           The Date of this Prospectus Supplement is January 12, 1999